R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 R-88 G-89 B-91 R-23 4 G- 234 B-23 4R-20 8 G-23 2 B-24 7 R-65 G-64 B-66 R-8 G-51 B-94 R-16 7 G-16 9 B-17 1 R-9 G-10 2 B-11 2 R-22 0 G-22 1 B-22 2 R-97 G-16 1 B-22 4R-23 7 G-21 7 B-15 7R-14 7 G-19 5 B-19 7 Old Color s October 28, 2021 EXHIBIT 99.2 Carlyle Reports Third Quarter 2021 Financial Results

Carlyle Reports Third Quarter 2021 Financial Results WASHINGTON, DC – October 28, 2021 – Global investment firm The Carlyle Group Inc. (NASDAQ: CG) today reported its unaudited results for the third quarter ended September 30, 2021. Dividend The Board of Directors has declared a quarterly dividend of $0.25 per common share to holders of record at the close of business on November 9, 2021, payable on November 17, 2021. Conference Call Carlyle will host a conference call at 8:30 a.m. EDT on Thursday, October 28, 2021, to discuss its third quarter financial results. The call will be available via public webcast from the Shareholders section of Carlyle's website at www.carlyle.com and a replay will be available on our website soon after the call’s completion. About Carlyle Carlyle (NASDAQ: CG) is a global investment firm with deep industry expertise that deploys private capital across three business segments: Global Private Equity, Global Credit and Global Investment Solutions. With $293 billion of assets under management as of September 30, 2021, Carlyle’s purpose is to invest wisely and create value on behalf of its investors, portfolio companies and the communities in which we live and invest. Carlyle employs more than 1,800 people in 26 offices across five continents. Further information is available at www.carlyle.com. Follow Carlyle on Twitter @OneCarlyle. 2 “Our record results this quarter highlight our ability to drive performance across our three major businesses. Our momentum is accelerating and we are confident in our ability to deliver sustainable growth over the long term. Our global platform is more diversified with more capabilities than ever before, and our experienced team is building better companies around the world, including our own.” KEWSONG LEE Chief Executive Officer

THIS PRESS RELEASE MAY CONTAIN FORWARD-LOOKING statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, contingencies, our dividend policy, our expected future dividend policy, the anticipated benefits from converting to a corporation and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks, uncertainties and assumptions. Accordingly, there are or will be important factors that could Forward Looking Statement cause actual outcomes or results to differ materially from those indicated in these statements including, but not limited to, those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC on February 11, 2021, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in our filings with the SEC. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law. This release does not constitute an offer for any Carlyle fund. Contacts INVESTOR RELATIONS MEDIA Daniel Harris Leigh Farris Brittany Berliner Phone: +1 (212) 813-4527 Phone: +1 (212) 813-4815 Phone: +1 (212) 813-4839 daniel.harris@carlyle.com leigh.farris@carlyle.com brittany.berliner@carlyle.com

Third Quarter 2021 Financial Results

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 (Dollars in millions, except per share amounts) 3Q'20 3Q'21 YTD 3Q'20 YTD 3Q'21 REVENUES Fund management fees $ 363.8 $ 407.5 $ 1,091.5 $ 1,182.9 Incentive fees 9.1 13.1 27.0 33.0 Investment income (loss), including performance allocations 584.1 1,134.9 72.4 5,318.5 Revenue from consolidated entities 56.3 62.1 164.5 185.3 All other revenues 21.3 21.9 64.5 63.3 Total Revenues 1,034.6 1,639.5 1,419.9 6,783.0 EXPENSES Cash-based compensation and benefits 222.2 224.9 639.0 685.2 Equity-based compensation 18.7 42.4 78.3 122.0 Performance allocations and incentive fee related compensation 250.6 495.2 343.7 2,355.8 General, administrative and other expenses 91.1 99.6 240.9 300.4 Expenses from consolidated entities 37.2 44.6 122.1 133.5 Interest and other non-operating expenses (income) 23.6 31.4 74.1 77.4 Total Expenses 643.4 938.1 1,498.1 3,674.3 Net investment gains (losses) of consolidated funds 23.9 (0.1) (38.9) 9.6 Income (loss) before provision for income taxes 1 415.1 701.3 (117.1) 3,118.3 Provision (benefit) for income taxes 82.4 153.9 54.7 733.5 Net income (loss) 332.7 547.4 (171.8) 2,384.8 Net income (loss) attributable to non-controlling interests in consolidated entities 37.2 14.6 (1.2) 57.7 Net income (loss) attributable to The Carlyle Group Inc. Common Stockholders $ 295.5 $ 532.8 $ (170.6) $ 2,327.1 Net income (loss) attributable to The Carlyle Group Inc. per common share: Basic $ 0.84 $ 1.50 $ (0.49) $ 6.56 Diluted $ 0.82 $ 1.46 $ (0.49) $ 6.42 Supplemental information: Income (loss) before provision for taxes margin 2 40.1% 42.8% (8.2) % 46.0 % Effective tax rate 19.9% 21.9% (46.7) % 23.5 % Net performance revenues 3 $ 226.8 $ 479.3 $ 387.9 $ 2,485.5 Carlyle Third Quarter 2021 U.S. GAAP Results Net income attributable to The Carlyle Group Inc. common stockholders was $533 million for Q3 2021 and $2.3 billion YTD, or $1.46 and $6.42 per share on a diluted basis, respectively, both up substantially over 2020 results • Investment income (loss), including performance allocations, YTD 3Q’21 reflects 33% appreciation in our carry portfolio, compared to 2% YTD 3Q’20. Additionally, YTD 3Q’20 includes a loss of $621 million related to the contribution of our 19.9% interest in Fortitude Re to a Carlyle-affiliated investment fund and the subsequent accounting for our investment based on the net asset value of our interest in the investment fund rather than a direct interest. • General, administrative and other expenses (“G&A”) in 3Q’21 and YTD 3Q’21 include $15 million in currency translation loss previously recorded in accumulated other comprehensive income and related to the sale of our local Brazilian management entity on August 31, 2021. YTD 3Q’21 G&A also include $27 million in right-of-use asset impairment related to the sublease of a portion of our office space in New York. The currency translation loss and impairment charges are excluded from our Non-GAAP financial metrics. In YTD 3Q'20, G&A includes the positive impact of a $30 million recovery of litigation costs (a contra expense). Excluding this, G&A would have been $271 million in YTD 3Q'20. • Interest and other non-operating expenses (income) includes a loss on the sale of our local Brazilian management entity and related transaction costs of $3 million and $5 million in 3Q’21 and YTD 3Q’21, respectively. YTD 3Q’21 also includes a gain on the sale of Metropolitan Real estate of $5 million. These amounts are excluded from our Non-GAAP financial metrics. • Provision for (benefit) for income taxes in 3Q’21 and YTD 3Q’21 reflect higher pre-tax income. Provision (benefit) for income taxes in YTD 3Q'20 includes $90 million in expense related to a reduction in the net deferred tax asset resulting from the Company's conversion from a partnership to a corporation on January 1, 2020 (the "Conversion"). 5See notes at end of document.

Carlyle Third Quarter 2021 Highlights

Financial Measures

- Distributable Earnings ("DE") of $731 million for Q3 2021 on a pre-tax basis, or $1.54 per common share on a post-tax basis. DE of $1.3 billion, or $3.00 per common share for the YTD
- Fee Related Earnings ("FRE") of $151 million for Q3 2021 and $424 million for the YTD
- Realized Net Performance Revenues of $534 million for Q3 2021 and $847 million for the YTD
- Total Segment Net Accrued Performance Revenues of $3.9 billion, up 69% YTD
- Declared a quarterly dividend of $0.25 per common share, payable to shareholders of record as of November 9, 2021

Assets Under Management

- Total Assets Under Management: $293 billion, up 19% YTD
- Fee-earning Assets Under Management: $176 billion, up 4% YTD
- Pending Fee-earning AUM: $30 billion, up 123% YTD
- Available Capital for investment: $89 billion

Key Metrics

- Fundraising: $22 billion in Q3 2021 and $40 billion YTD (+124% YTD)
- Invested Capital (carry funds): $6.3 billion in Q3 2021 and $20 billion YTD (+109% YTD)
- Realized Proceeds (carry funds): $14 billion in Q3 2021 and $29 billion YTD (+106% YTD)
- Carry Fund Appreciation: 7% in Q3 2021 and 33% YTD

Corporate

- In October 2021, the Board of Directors authorized the repurchase of up to $400 million of common stock, which will replace the existing authorization effective January 1, 2022

6

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Carlyle Third Quarter 2021 Total Segment Operating Results (1) A reconciliation of Distributable Earnings to After-tax Distributable Earnings per common share is provided on page 28. (2) Our dividend policy as a Corporation is to pay dividends in the amount of $0.25 per share of common stock ($1.00 annually). See Notes at the end of the document for our Dividend Policy. (3) Total Segment compensation and benefits exclude equity-based compensation, detailed below and as shown on page 29. These amounts include equity-based compensation reflected in (i) principal investment income and (ii) general, administration and other expense in our U.S. GAAP statement of operations. Equity-based compensation in 3Q’20 reflects approximately $7 million of forfeiture credits. (4) General, administrative and other expenses in YTD 3Q'20 include the positive impact of a $30 million recovery of litigation costs (a contra expense). Excluding this, General, administrative and other expenses would have been $198 million. (Dollars in millions, except per share amounts) 3Q'20 3Q'21 YTD 3Q'20 YTD 3Q'21 SEGMENT REVENUES Fund management fees $ 389.1 $ 416.9 $ 1,157.0 $ 1,218.9 Transaction and portfolio advisory fees, net and other 5.1 23.2 30.2 58.5 Total segment fee revenues 394.2 440.1 1,187.2 1,277.4 Realized performance revenues 86.8 1,010.9 410.6 1,633.3 Realized principal investment income (loss) 12.8 71.3 50.8 139.1 Interest income 2.7 1.5 11.2 5.5 Total Segment Revenues $ 496.5 $ 1,523.8 $ 1,659.8 $ 3,055.3 SEGMENT EXPENSES Compensation and benefits Cash-based compensation and benefits $ 205.3 $ 218.0 $ 619.2 $ 647.6 Realized performance revenues related compensation 46.9 477.4 251.6 786.4 Total compensation and benefits 3 252.2 695.4 870.8 1,434.0 General, administrative and other expenses 4 62.0 60.0 168.4 177.2 Depreciation and amortization expense 8.2 10.7 24.8 29.0 Interest expense 22.3 27.1 70.6 74.2 Total Segment Expenses $ 344.7 $ 793.2 $ 1,134.6 $ 1,714.4 Total Segment Revenues $ 496.5 $ 1,523.8 $ 1,659.8 $ 3,055.3 Total Segment Expenses 344.7 793.2 1,134.6 1,714.4 (=) Distributable Earnings $ 151.8 $ 730.6 $ 525.2 $ 1,340.9 (-) Realized Net Performance Revenues 39.9 533.5 159.0 846.9 (-) Realized Principal Investment Income (Loss) 12.8 71.3 50.8 139.1 (+) Net Interest 19.6 25.6 59.4 68.7 (=) Fee Related Earnings $ 118.7 $ 151.4 $ 374.8 $ 423.6 After-tax Distributable Earnings, per common share 1 $ 0.40 $ 1.54 $ 1.41 $ 3.00 Dividend per common share 2 $ 0.25 $ 0.25 $ 0.75 $ 0.75 Equity-based compensation $ 21.1 $ 44.3 $ 87.4 $ 129.5 7

Distributable Earnings

- Distributable Earnings were a record $731 million in Q3 2021 and $1.3 billion YTD, an increase of 155% YTD
- Each of the core income drivers of Distributable Earnings (Fee Related Earnings, Realized Net Performance Revenue, and Realized Principal Investment Income) are at a record YTD level
- Realized Net Performance Revenues were $534 million in Q3 2021 and $847 million YTD, with Q3 results driven by strong realization activity in U.S. Buyout, Europe Buyout and U.S. Real Estate
- Realized Principal Investment Income was $71 million in Q3 2021 and $139 million YTD, an increase of 174% YTD



Quarterly Distributable Earnings ($mn)
$152
$237
$215
$395
$731
3Q'20
4Q'20
1Q'21
2Q'21
3Q'21



Distributable Earnings ($mn)
$647
$453
$762
$520
$1,341
$424
2019
2020
YTD 3Q'21
Fee Related Earnings
Realized Net Performance Revenues
Realized Principal Investment Income
Net Interest

8

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Fee Related Earnings • Fee Related Earnings were $151 million in Q3 2021, a 28% increase from $119 million in Q3 2020. Fee Related Earnings of $424 million YTD were 23% higher compared to $345 million in the prior YTD period, excluding the impact of $30 million in litigation cost recoveries in Q1 2020 • Fee revenues were $440 million in Q3 2021, a 12% increase from $394 million in Q3 2020, primarily due to higher management fees in all segments, but in particular in Global Credit, driven by record YTD CLO issuance, our second credit opportunities fund which activated fees in Q4 2020, as well as a $16 million increase in Global Capital Markets fees. YTD fee revenues of $1.3 billion increased 8% from the prior YTD period • Cash-based compensation & benefits were $218 million in Q3 2021, a 6% increase from $205 million in Q3 2020. YTD cash-based compensation & benefits of $648 million were 5% higher than the prior YTD period • General & administrative expenses were $60 million in Q3 2021, a decrease of 3% from Q3 2020, due to lower professional fees and positive foreign currency translation adjustments. G&A expenses were $177 million YTD, an 11% decline from the prior YTD period, excluding the impact of the Q1 2020 cost recoveries, and is attributable in part to lower travel expenditures which are expected to increase in future periods • FRE margin was 34% in Q3 2021, up from 30% in Q3 2020, and is 33% YTD Quarterly Fee Related Earnings ($mn) $119 $145 $129 $143 $151 3Q'20 4Q'20 1Q'21 2Q'21 3Q'21 Fee Related Earnings ($mn) $453 $520 $424 2019 2020* YTD 3Q'21 FRE Margin1 30% 34% 31% 34% 34% 28% 30% 33% 9See notes at end of document. $490 * FY 2020 Fee Related Earnings were $520 million, or $490 million excluding the impact of $30 million in one-time litigation cost recoveries. FRE Margin of 30% in FY 2020 excludes the impact of litigation cost recoveries.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Performance Revenues • Net Accrued Performance Revenues1 were $3.9 billion as of Q3 2021, up 69% from Q4 2020, and down 2% from Q2 2021 as strong appreciation across the investment portfolio was offset by record quarterly Realized Net Performance Revenue. Carlyle Europe Partners V and several other Global Private Equity carry funds moved into a carry position for the first time during the quarter • Realized Net Performance Revenues were a record $534 million in Q3 2021, and $847 million YTD, with the YTD level higher than any prior full year period – Q3 2021 Realized Net Performance Revenues were primarily driven by $14 billion in realizations across all carry funds, but in particular in our fifth and sixth U.S. Buyout funds, our third Europe Buyout fund, our fourth Asia Buyout fund, and our eighth U.S. Real Estate fund Net Accrued Performance Revenues ($mn) $2,331 $1,484 $1,484 $3,943 4Q'20 Realized Net Performance Revenues Net Performance Revenues & Other 3Q'21 2 Net Accrued Performance Revenues Realized Net Performance Revenues ($mn) 4Q'20 3Q'21 YTD 3Q'21 Global Private Equity3 $ 2,115 $ 3,510 $ 838 Corporate Private Equity 1,814 3,015 687 Real Estate 298 412 151 Natural Resources 6 87 — Global Credit 72 138 1 Global Investment Solutions 145 295 8 Total $ 2,331 $ 3,943 $ 847 10See notes at end of document. Totals may not sum due to rounding.

Total Assets Under Management

- Total Assets Under Management[1] rose to a record $293 billion at September 30, 2021, an increase of 6% from the prior quarter and 19% YTD, with the quarterly increase largely attributable to strong fundraising activity as well as appreciation across our carry fund portfolio
- Available Capital[2] of $89 billion at September 30, 2021 increased from $77 billion last quarter, with the increase largely owing to new capital raised in our eighth U.S. Buyout fund



Segment ($bn)
YTD Change
$246
$58
$56
$132
$293
$66
$66
$161
19%
13%
19%
22%
4Q'20
3Q'21
GPE
GC
GIS



Product Type ($bn)[3]
CREDIT & OTHER
(Non-Carry Fund)
$52
$293BN
$66
$175
GLOBAL INVESTMENT SOLUTIONS CARRY FUNDS
TRADITIONAL CARRY FUNDS



Fair Value & Available Capital ($bn)
$161
$54
$107
$66
$11
$56
$66
$24
$42
$293
$89
$204
GPE
GC
GIS
Total
Fair Value
Available Capital

See notes at end of document. Totals may not sum due to rounding.

11

Fair Value of Investments

- Fair Value of Investments[4] of $204 billion at September 30, 2021 increased 21% year to date.
- Fair value in traditional carry funds of $116 billion is flat to the prior quarter, reflecting appreciation offset by realizations, and is up 22% year to date. The in-carry ratio of 76% increased from 73% in Q2 2021 due to our fifth Europe Buyout fund and several other Global Private Equity carry funds moving into carry
- Fair value of our public portfolio comprised 16% of the traditional carry fund value at the end of Q3 2021, down from 18% in the prior quarter, reflecting additional realizations in our publicly traded portfolio, and increased slightly from 15% at the end of 2020

Fair Value of Investments By Product Type ($bn)[3]



$169
$40
$34
$95
4Q'20
$204
$46
$42
$116
3Q'21
Credit & Other (Non-Carry Fund)
Global Investment Solutions Carry Funds
Traditional Carry Funds (GPE/GC)

Traditional Carry Funds



CORPORATE PRIVATE EQUITY
66%
$116BN
14%
NATURAL RESOURCES
12%
REAL ESTATE
8%
GLOBAL CREDIT

In-Carry Ratio[5]
76%

Publicly Traded
16%

Aged 4+ Years[6]
36%

See notes at end of document. Totals may not sum due to rounding.

12

Fee-earning Assets Under Management

- Fee-earning Assets Under Management[7] rose to $176 billion at September 30, 2021, increasing 4% YTD, driven by strong fundraising activity and fee activations in Global Credit and Global Investment Solutions, partially offset by realization activity in Global Private Equity
- Pending Fee-earning AUM[8] of $30 billion as of September 30, 2021 increased 123% YTD, owing largely to closes in our eighth U.S. Buyout fund and ninth U.S. Real Estate fund. We expect to activate fees on both of these funds during Q4 2021



Segment ($bn)
YTD Change
$170
$36
$42
$92
4Q'20
$176
$38
$48
$90
3Q'21
4%
4%
15%
(1)%
GPE
GC
GIS



Product Type ($bn)[3]
CREDIT & OTHER
(Non-Carry Fund)
$38
GLOBAL INVESTMENT SOLUTIONS CARRY FUNDS
$38
$176BN
$101
TRADITIONAL CARRY FUNDS

See notes at end of document. Totals may not sum due to rounding.
13

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Key Metrics Activity • The YTD level of activity in Fundraising, Invested Capital and Realized Proceeds are all at record levels • Fundraising was $21.7 billion in Q3 2021, driven by the first close in our eighth U.S. Buyout fund and first CP Growth fund, additional closes in our ninth U.S. Real Estate fund and record CLO origination activity in Global Credit. Fundraising of $39.9 billion YTD increased 124% • Invested Capital in carry funds was $6.3 billion in Q3 2021, led by activity in our seventh U.S. Buyout fund, as well as our Credit Opportunities, Aviation and AlpInvest funds. Invested Capital of $20.1 billion YTD increased 109% • Realized Proceeds in carry funds was $13.9 billion in Q3 2021, driven by realizations in U.S. Buyout, Europe Buyout, Equity Opportunities, and AlpInvest. Realized Proceeds of $29.0 billion YTD increased 106% FUNDRAISING INVESTED CAPITAL Carry Funds REALIZED PROCEEDS Carry Funds ($bn) 3Q'21 YTD 3Q'21 LTM 3Q'21 3Q'21 YTD 3Q'21 LTM 3Q'21 3Q'21 YTD 3Q'21 LTM 3Q'21 Total $21.7 $39.9 $49.6 $6.3 $20.1 $28.7 $13.9 $29.0 $35.9 Global Private Equity1 $15.7 $23.9 $25.0 $3.3 $11.9 $18.1 $9.9 $19.3 $23.0 Corporate Private Equity $13.1 $14.2 $14.3 $1.9 $7.9 $12.7 $8.1 $14.7 $17.4 Real Estate $2.5 $9.1 $9.8 $0.6 $2.1 $2.8 $1.0 $2.5 $3.2 Natural Resources $— $0.6 $1.0 $0.7 $2.0 $2.7 $0.7 $1.6 $1.7 Global Credit $4.7 $10.3 $13.6 $1.8 $3.7 $4.4 $0.4 $1.4 $2.1 Global Investment Solutions $1.3 $5.7 $11.0 $1.3 $4.4 $6.2 $3.6 $8.2 $10.8 14See notes at end of document. Totals may not sum due to rounding.

Segment Highlights

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Private Equity $109 $29 $23 $161BN (Dollars in millions) 3Q'20 3Q'21 YTD 3Q'20 YTD 3Q'21 Fund management fees $ 248.1 $ 265.1 $ 779.3 $ 788.7 Transaction and portfolio advisory fees, net and other 3.5 7.3 10.8 24.1 Fee Revenues $ 251.6 $ 272.4 $ 790.1 $ 812.8 Cash-based compensation and benefits 122.5 133.6 382.8 396.3 General, administration and other indirect expenses 40.4 38.4 115.2 116.2 Depreciation and amortization expense 5.3 7.1 16.2 19.3 Operating Expenses $ 168.2 $ 179.1 $ 514.2 $ 531.8 (=) Fee Related Earnings $ 83.4 $ 93.3 $ 275.9 $ 281.0 (+) Realized Performance Revenues 70.5 962.9 251.7 1,525.9 (-) Realized Performance Revenues Related Compensation 32.9 434.5 114.4 688.3 Realized Net Performance Revenues 37.6 528.4 137.3 837.6 (+) Realized Principal Investment Income (Loss) 7.5 61.6 34.0 109.3 (-) Net Interest 13.4 17.2 40.8 46.0 (=) Distributable Earnings $ 115.1 $ 666.1 $ 406.4 $ 1,181.9 CORPORATE PRIVATE EQUITY OTHER REAL ESTATE NATURAL RESOURCES CARRY FUND APPRECIATION Q3 2021 / YTD 3Q'21 4% / 34% CORPORATE PRIVATE EQUITY 9% / 26% REAL ESTATE 7% / 25% NATURAL RESOURCES 16 TOTAL AUM Totals may not sum due to rounding. • Fee Related Earnings of $93 million in Q3 2021 increased from $83 million in Q3 2020, and FRE of $281 million YTD increased 10% from $255 million in the prior YTD period, excluding the impact of $21 million in litigation cost recoveries in Q1 2020 • Total AUM of $161 billion increased 7% since the prior quarter, as portfolio appreciation and fundraising for our latest vintage U.S. Buyout fund more than offset the impact of strong investment realizations • Invested Capital of $3.3 billion in Q3 2021 and $12 billion YTD. Notable Q3 2021 investments included Abrigo (CP VII) and JAG Energy (CJP IV/CRSEF). We have already announced or signed more than $6 billion of new or follow-on GPE transactions expected to close in the coming quarters • Realized Proceeds of $10 billion in Q3 2021 and $19 billion YTD. Notable Q3 2021 realization activity included Novetta Solutions and ZoomInfo (both CP VI), The Bountiful Company (CP V/CEP III), Logoplaste (CEP IV) and AMEOS (CEP III) • Realized Net Performance Revenues were a record $528 million in Q3 2021 and $838 million YTD. Q3 2021 realized net performance revenues were driven by realization activity in our fifth and sixth U.S. Buyout funds, our third Europe Buyout fund, our fourth Asia Buyout fund and our eighth U.S. Real Estate fund, amongst others. Realized Principal Investment Income was $62 million in Q3 2021 and $109 million YTD

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Credit (Dollars in millions) 3Q'20 3Q'21 YTD 3Q'20 YTD 3Q'21 Fund management fees $ 86.2 $ 92.5 $ 237.5 $ 258.6 Transaction and portfolio advisory fees, net and other 1.6 15.9 19.4 34.1 Fee Revenues $ 87.8 $ 108.4 $ 256.9 $ 292.7 Cash-based compensation and benefits 52.5 58.7 156.1 168.0 General, administration and other indirect expenses 12.0 14.7 30.7 39.5 Depreciation and amortization expense 1.8 2.3 5.2 6.2 Operating Expenses $ 66.3 $ 75.7 $ 192.0 $ 213.7 (=) Fee Related Earnings $ 21.5 $ 32.7 $ 64.9 $ 79.0 (+) Realized Performance Revenues — 2.1 26.5 2.2 (-) Realized Performance Revenues Related Compensation — 1.0 12.2 1.0 Realized Net Performance Revenues — 1.1 14.3 1.2 (+) Realized Principal Investment Income (Loss) 4.5 7.4 14.9 23.1 (-) Net Interest 4.0 5.5 12.2 14.9 (=) Distributable Earnings $ 22.0 $ 35.7 $ 81.9 $ 88.4 $33 $16 $12 $6 LIQUID CREDIT REAL ASSETS CREDIT $66BN • Fee Related Earnings of $33 million in Q3 2021 increased 135% compared to Q3 2020, excluding the impact of $8 million of recovered subordinated CLO fees in 3Q 2020 that were deferred in the first half of 2020. Fee Related Earnings of $79 million YTD increased 34% compared to $59 million in the prior YTD period, excluding the impact of $6 million in litigation cost recoveries in Q1 2020, driven by increased management fees from strong CLO origination activity over the last twelve months as well as Global Capital Markets fees • Total AUM of $66 billion increased 19% YTD and 9% from 2Q 2021, with the increase in the quarter driven by record levels of new CLO originations and additional fundraising • Fundraising of $4.7 billion in Q3 2021 included four new CLOs, additional capital raised for our second opportunistic credit fund, as well as new SMA capital raised • Invested Capital from traditional carry funds was $1.8 billion in Q3 2021 and $3.7 billion YTD, which includes the acquisition of a large portfolio of aircraft in SASOF V. In addition, we issued $2.2 billion of new CLOs and originated a record $1.1 billion in our Direct Lending business in Q3 2021 OTHER CARRY FUND APPRECIATION 3% Q3 2021 21% YTD 3Q'21 17 ILLIQUID CREDIT TOTAL AUM Totals may not sum due to rounding.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Investment Solutions • Fee Related Earnings of $25 million in Q3 2021 increased 84% from $14 million in Q3 2020, primarily due to higher management fees from AlpInvest's latest secondaries and coinvestment programs. Fee Related Earnings of $64 million YTD were more than double the $31 million in the prior YTD period, excluding the impact of $3 million of litigation cost recoveries in Q1 2020 • Total AUM of $66 billion increased 13% YTD due to fundraising of $5.7 billion as well as investment appreciation of 39%, partially offset by $8.2 billion of realized proceeds, • Fundraising of $1.3 billion in Q3 2021 was driven by capital raised for several AlpInvest strategies • Invested Capital of $1.3 billion in Q3 2021 and $4.4 billion YTD • Realized Proceeds of $3.6 billion in Q3 2021 and $8.2 billion YTD (Dollars in millions) 3Q'20 3Q'21 YTD 3Q'20 YTD 3Q'21 Fund management fees $ 54.8 $ 59.3 $ 140.2 $ 171.6 Transaction and portfolio advisory fees, net and other — — — 0.3 Fee Revenues $ 54.8 $ 59.3 $ 140.2 $ 171.9 Cash-based compensation and benefits 30.3 25.7 80.3 83.3 General, administration and other indirect expenses 9.6 6.9 22.5 21.5 Depreciation and amortization expense 1.1 1.3 3.4 3.5 Operating Expenses $ 41.0 $ 33.9 $ 106.2 $ 108.3 (=) Fee Related Earnings $ 13.8 $ 25.4 $ 34.0 $ 63.6 (+) Realized Performance Revenues 16.3 45.9 132.4 105.2 (-) Realized Performance Revenues Related Compensation 14.0 41.9 125.0 97.1 Realized Net Performance Revenues 2.3 4.0 7.4 8.1 (+) Realized Principal Investment Income (Loss) 0.8 2.3 1.9 6.7 (-) Net Interest 2.2 2.9 6.4 7.8 (=) Distributable Earnings $ 14.7 $ 28.8 $ 36.9 $ 70.6 $21 $17 $28 SECONDARY CO-INVESTMENTS PRIMARY & OTHER1 $66BN CARRY FUND APPRECIATION 10% Q3 2021 39% YTD 3Q'21 18See notes at end of document. Totals may not sum due to rounding. TOTAL AUM

Supplemental Details

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Note: Historical and quarterly results by segment available in Q3 2021 financial supplement on Carlyle's investor relations website. (1) Total Segment compensation and benefits exclude equity-based compensation, detailed below and as shown on page 29. These amounts include equity-based compensation reflected in (i) principal investment income and (ii) general, administration and other expense in our U.S. GAAP statement of operations, and excludes amounts related to shares issued in conjunction with a previous acquisition. (Dollars in millions, except per share amounts) 3Q'20 4Q'20 1Q'21 2Q'21 3Q'21 SEGMENT REVENUES Fund management fees $ 389.1 $ 402.2 $ 392.2 $ 409.8 $ 416.9 Transaction and portfolio advisory fees, net and other 5.1 26.7 19.7 15.6 23.2 Total segment fee revenues 394.2 428.9 411.9 425.4 440.1 Realized performance revenues 86.8 175.5 168.4 454.0 1,010.9 Realized principal investment income 12.8 22.2 30.0 37.8 71.3 Interest income 2.7 3.1 2.2 1.8 1.5 Total Segment Revenues $ 496.5 $ 629.7 $ 612.5 $ 919.0 $ 1,523.8 SEGMENT EXPENSES Compensation and benefits Cash-based compensation and benefits $ 205.3 $ 202.3 $ 212.2 $ 217.4 $ 218.0 Realized performance revenues related compensation 46.9 88.2 92.4 216.6 477.4 Total compensation and benefits1 252.2 290.5 304.6 434.0 695.4 General, administrative and other expenses 62.0 73.0 61.6 55.6 60.0 Depreciation and amortization expense 8.2 8.7 9.1 9.2 10.7 Interest expense 22.3 20.6 22.3 24.8 27.1 Total Segment Expenses $ 344.7 $ 392.8 $ 397.6 $ 523.6 $ 793.2 Total Segment Revenues 496.5 629.7 612.5 919.0 1,523.8 Total Segment Expenses 344.7 392.8 397.6 523.6 793.2 (=) Distributable Earnings $ 151.8 $ 236.9 $ 214.9 $ 395.4 $ 730.6 (-) Realized Net Performance Revenues 39.9 87.3 76.0 237.4 533.5 (-) Realized Principal Investment Income 12.8 22.2 30.0 37.8 71.3 (+) Net Interest 19.6 17.5 20.1 23.0 25.6 (=) Fee Related Earnings $ 118.7 $ 144.9 $ 129.0 $ 143.2 $ 151.4 After-tax Distributable Earnings, per common share $ 0.40 $ 0.64 $ 0.58 $ 0.88 $ 1.54 Dividend per common share $ 0.25 $ 0.25 $ 0.25 $ 0.25 $ 0.25 Carlyle Third Quarter 2021 Total Segment Results Equity-based compensation $ 21.1 $ 29.2 $ 34.9 $ 50.3 $ 44.3 20

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Total Segment Balance Sheet Highlights • Balance sheet assets attributable to Carlyle shareholders (including net cash and equivalents, net accrued performance revenue and investments) totaled $6.1 billion at September 30, 2021 • Balance sheet cash totaled $2.4 billion as of September 30, 2021, with no balance drawn on our $775 million revolving credit line. We had $2.2 billion in total debt obligations as of September 30, 2021 Key Balance Sheet Items1 ($mn) 9/30/2021 Cash and Cash Equivalents $2,399.0 Net accrued performance revenues2 (net of related accrued compensation and accrued giveback) $3,942.8 Investments attributable to Carlyle shareholders3 $1,964.0 Debt obligations4 $2,172.0 Drawn revolving credit line ($775 million remaining capacity) $0.0 (1) Balance sheet amounts presented exclude the effect of U.S. GAAP consolidation eliminations on investments and accrued performance revenue, as well as cash and debt associated with Carlyle's consolidated funds. (2) Net accrued performance revenues as of September 30, 2021 are net of $25 million in accrued giveback obligations and $4.1 billion in accrued performance allocations and incentive fee compensation. See page 33 for a reconciliation to U.S. GAAP. (3) Investments exclude the equity investments by Carlyle in NGP Energy Capital Management and also exclude the portion of CLO investments attributable to Carlyle stockholders that were financed with debt. Refer to page 33 for a reconciliation to U.S. GAAP. (4) Excludes approximately $199 million of loans used to finance CLO investments and $542 million of lease liabilities. (0.9) (0.6) 0.2 1.5 1.7 2.0 1.7 2.3 3.9 2019 2020 3Q'21 ($1.0) $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 KEY BALANCE SHEET ITEMS ($BN) Net Accrued Performance Revenues2 Investments3 Cash/Equivalents less Debt4 21

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 AUM and Fee-earning AUM Roll Forward Total AUM Roll Forward (Unaudited) Three Months Ended September 30, 2021 Nine Months Ended September 30, 2021 ($mn) Global Private Equity Global Credit Global Investment Solutions5* Total Global Private Equity Global Credit Global Investment Solutions5* Total Balance, Beginning of Period $ 150,148 $ 61,081 $ 64,648 $ 275,877 $ 131,780 $ 55,881 $ 58,108 $ 245,769 Inflows1 15,729 4,508 1,310 21,547 23,873 10,156 5,756 39,785 Outflows (including realizations)2 (9,779) (377) (3,947) (14,103) (18,974) (2,462) (11,318) (32,754) Market Activity & Other3 5,581 1,348 4,738 11,667 25,839 3,275 15,545 44,659 Foreign Exchange4 (526) (222) (1,163) (1,911) (1,365) (512) (2,505) (4,382) Balance, End of Period $ 161,153 $ 66,338 $ 65,586 $ 293,077 $ 161,153 $ 66,338 $ 65,586 $ 293,077 Fee-earning AUM Roll Forward (Unaudited) Three Months Ended September 30, 2021 Nine Months Ended September 30, 2021 ($mn) Global Private Equity10 Global Credit Global Investment Solutions* Total Global Private Equity10 Global Credit Global Investment Solutions* Total Balance, Beginning of Period $ 90,477 $ 45,885 $ 38,494 $ 174,856 $ 91,571 $ 42,133 $ 36,398 $ 170,102 Inflows6 2,183 3,386 819 6,388 3,785 9,324 7,330 20,439 Outflows (including realizations)7 (1,865) (991) (1,562) (4,418) (4,341) (3,267) (6,155) (13,763) Market Activity & Other8 (156) 142 468 454 256 511 1,273 2,040 Foreign Exchange9 (354) (209) (342) (905) (986) (488) (969) (2,443) Balance, End of Period** $ 90,285 $ 48,213 $ 37,877 $ 176,375 $ 90,285 $ 48,213 $ 37,877 $ 176,375 22See notes at end of document. Totals may not sum due to rounding. * Outflows for Global Investment Solutions include the April 1, 2021 sale of Metropolitan Real Estate, which had Total AUM and Fee-Earning AUM of $2.4 billion and $2.3 billion, respectively, as of March 31, 2021. **Fee-earning AUM balances as of September 30, 2021 exclude Pending Fee-earning AUM of $30 billion.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Private Equity Fund Performance (Reported in Local Currency, mn) TOTAL INVESTMENTS As of September 30, 2021 REALIZED/PARTIALLY REALIZED INVESTMENTS(5) As of September 30, 2021 Fund (Fee Initiation Date / Stepdown Date)(29) Committed Capital Cumulative Invested Capital(1) Percent Invested Realized Value(2) Remaining Fair Value(3) MOIC (4) Gross IRR (6)(12) Net IRR (7)(12) Net Accrued Carry/ (Clawback)(8) Total Fair Value(9) MOIC (4) Gross IRR (6)(12) CORPORATE PRIVATE EQUITY CP VII (May 2018 / May 2024) $ 18,510 $ 13,975 76% $ 568 $ 16,952 1.3x 19% 10% $ 225 $ 731 2.1x 41% CP VI (May 2013 / May 2018) $ 13,000 $ 13,078 101% $ 13,917 $ 18,152 2.5x 23% 18% $ 1,337 $ 17,922 2.8x 28% CP V (Jun 2007 / May 2013) $ 13,720 $ 13,238 96% $ 27,060 $ 1,311 2.1x 18% 14% $ 114 $ 27,178 2.5x 24% CEP V (Oct 2018 / Sep 2024) € 6,436 € 3,011 47% € 19 € 3,679 1.2x NM NM $ 20 n/a n/a n/a CEP IV (Sep 2014 / Oct 2018) € 3,752 € 3,758 100% € 3,417 € 3,218 1.8x 17% 11% $ 288 € 3,220 2.4x 28% CEP III (Jul 2007 / Dec 2012) € 5,295 € 5,177 98% € 11,691 € 67 2.3x 19% 14% $ 8 € 11,640 2.3x 19% CEP II (Sep 2003 / Sep 2007) € 1,805 € 2,048 113% € 4,113 € 27 2.0x 36% 20% $ 3 € 4,124 2.2x 43% CAP V (Jun 2018 / Jun 2024) $ 6,554 $ 3,638 56% $ 902 $ 4,283 1.4x 47% 24% $ 111 $ 944 1.9x 158% CAP IV (Jul 2013 / Jun 2018) $ 3,880 $ 4,044 104% $ 4,538 $ 3,468 2.0x 19% 13% $ 287 $ 4,780 3.4x 35% CAP III (Jun 2008 / Jul 2013) $ 2,552 $ 2,543 100% $ 4,417 $ 701 2.0x 17% 12% $ 72 $ 4,417 2.1x 19% CJP IV (Oct 2020 / Oct 2026) ¥ 258,000 ¥ 92,595 36% ¥ — ¥ 103,455 1.1x NM NM $ 2 n/a n/a n/a CJP III (Sep 2013 / Aug 2020) ¥ 119,505 ¥ 91,192 76% ¥ 97,354 ¥ 91,839 2.1x 20% 13% $ 60 ¥ 117,140 3.1x 32% CJP II (Oct 2006 / Jul 2013) ¥ 165,600 ¥ 141,867 86% ¥ 205,301 ¥ 5,400 1.5x 7% 4% $ — ¥ 203,831 1.5x 7% CGFSP III (Dec 2017 / Dec 2023) $ 1,005 $ 870 87% $ 17 $ 1,497 1.7x 45% 31% $ 54 n/a n/a n/a CGFSP II (Jun 2013 / Dec 2017) $ 1,000 $ 943 94% $ 1,602 $ 566 2.3x 26% 19% $ 43 $ 1,600 2.3x 28% CEOF II (Nov 2015 / Mar 2020) $ 2,400 $ 2,123 88% $ 1,477 $ 2,143 1.7x 18% 12% $ 127 $ 1,764 3.8x 56% CEOF I (Sep 2011 / Nov 2015) $ 1,119 $ 1,175 105% $ 1,505 $ 324 1.6x 12% 8% $ 46 $ 1,359 1.8x 23% CETP IV (Jul 2019 / Jul 2025) € 1,350 € 1,082 80% € — € 1,536 1.4x 65% 40% $ 42 n/a n/a n/a CETP III (Jul 2014 / Jul 2019) € 657 € 602 92% € 1,180 € 676 3.1x 46% 33% $ 53 € 1,180 4.4x 51% CGP II (Dec 2020 / Jan 2025) $ 1,840 $ 175 10% $ — $ 193 1.1x NM NM $ — n/a n/a n/a CGP (Jan 2015 / Mar 2021) $ 3,588 $ 2,933 82% $ 414 $ 3,433 1.3x 7% 5% $ 45 $ 469 3.1x 68% CAGP IV (Aug 2008 / Dec 2014) $ 1,041 $ 954 92% $ 1,123 $ 120 1.3x 7% 2% $ — $ 1,122 1.3x 7% CSABF (Dec 2009 / Dec 2016) $ 776.0 $ 736 95% $ 479 $ 534 1.4x 6% 3% $ — $ 437 1.2x 4% All Other Active Funds & Vehicles(10) $ 16,425 n/a $ 16,835 $ 10,906 1.7x 13% 11% $ 72 $ 17,392 2.2x 17% Fully Realized Funds & Vehicles(11) $ 23,388 n/a $ 59,472 $ — 2.5x 28% 21% $ 6 $ 59,472 2.5x 28% TOTAL CORPORATE PRIVATE EQUITY(13) $ 121,302 n/a $ 160,671 $ 77,032 2.0x 26% 18% $ 3,015 $ 165,798 2.5x 27% 23See notes at end of document. Totals may not sum due to rounding.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Private Equity Fund Performance, continued (Reported in Local Currency, mn) TOTAL INVESTMENTS As of September 30, 2021 REALIZED/PARTIALLY REALIZED INVESTMENTS(5) As of September 30, 2021 Fund (Fee Initiation Date / Stepdown Date)(29) Committed Capital Cumulative Invested Capital(1) Percent Invested Realized Value(2) Remaining Fair Value(3) MOIC (4) Gross IRR (6)(12) Net IRR (7)(12) Net Accrued Carry/ (Clawback)(8) Total Fair Value(12) MOIC (4) Gross IRR (6)(12) REAL ESTATE CRP IX ( — / —) $ 7,254 $ 53 1% $ — $ 49.0 0.9x NM NM $ — n/a n/a n/a CRP VIII (Aug 2017 / Jan 2022) $ 5,505 $ 3,852 70% $ 1,964 $ 3,858 1.5x 47% 26% $ 148 $ 2,012 1.8x 47% CRP VII (Jun 2014 / Dec 2017) $ 4,162 $ 3,778 91% $ 4,260 $ 1,989 1.7x 19% 12% $ 88 $ 4,154 1.8x 25% CRP VI (Mar 2011 / Jun 2014) $ 2,340 $ 2,162 92% $ 3,721 $ 195 1.8x 27% 18% $ 4 $ 3,539 2.0x 31% CRP V (Nov 2006 / Mar 2011) $ 3,000 $ 3,318 111% $ 5,282 $ 723 1.8x 12% 9% $ 125 $ 5,932 1.8x 13% CRP IV (Jan 2005 / Nov 2006) $ 950 $ 1,216 128% $ 1,954 $ 23 1.6x 7% 4% $ — $ 1,951 1.7x 7% CPI (May 2016 / n/a) $ 6,428 $ 3,838 60% $ 961 $ 4,323 1.4x 16% 14% $ 40 $ 605 1.6x NM CEREP III (Jun 2007 / May 2012) € 2,230 € 2,053 92% € 2,447 € 44 1.2x 4% 1% $ — € 2,444 1.2x 4% All Other Active Funds & Vehicles(14) $ 3,390 n/a $ 3,021 $ 2,241 1.6x 10% 8% $ 6 $ 2,745 1.7x 11% Fully Realized Funds & Vehicles(15) $ 5,182 n/a $ 6,878 $ 2 1.3x 13% 6% $ — $ 6,880 1.3x 13% TOTAL REAL ESTATE(13) $ 29,164 n/a $ 30,871 $ 13,454 1.5x 12% 8% $ 412 $ 30,645 1.6x 13% NATURAL RESOURCES CIEP II (Apr 2019 / Apr 2025) $ 2,286 $ 841 37% $ 214 $ 842 1.3x NM NM $ 8 n/a n/a n/a CIEP I (Sep 2013 / Jun 2019) $ 2,500 $ 2,339 94% $ 1,050 $ 2,517 1.5x 16% 8% $ 63 $ 1,491 2.2x 23% CPP II (Sep 2014 / Apr 2021) $ 1,527 $ 1,504 99% $ 352 $ 1,743 1.4x 13% 8% $ 5 n/a n/a n/a CGIOF (Dec 2018 / Sep 2023) $ 2,201 $ 1,057 48% $ 95 $ 961 1.0x NM NM $ — $ 37 2.1x NM NGP XII (Jul 2017 / Jul 2022) $ 4,278 $ 2,403 56% $ 169 $ 2,838 1.3x 10% 5% $ — n/a n/a n/a NGP XI (Oct 2014 / Jul 2017) $ 5,325 $ 4,961 93% $ 2,312 $ 3,980 1.3x 7% 5% $ — $ 1,947 1.2x 18% NGP X (Jan 2012 / Dec 2014) $ 3,586 $ 3,346 93% $ 3,093 $ 484 1.1x 2% Neg $ — $ 2,961 1.2x 7% All Other Active Funds & Vehicles(17) $ 3,410 n/a $ 1,496 $ 3,142 1.4x 13% 11% $ 11 $ 1,512 2.2x 26% Fully Realized Funds & Vehicles(18) $ 1,190 n/a $ 1,435 $ 1 1.2x 3% 1% $ — $ 1,436 1.2x 3% TOTAL NATURAL RESOURCES(13) $ 21,052 n/a $ 10,215 $ 16,508 1.3x 8% 4% $ 87 $ 9,384 1.6x 10% Legacy Energy Funds(16) $ 16,741 n/a $ 23,759 $ 388 1.4x 12% 6% $ (4) $ 23,580 1.5x 14% 24See notes at end of document. Totals may not sum due to rounding.

Global Credit Fund Performance (Carry Funds Only)

($ mn)

Fund (Fee Initiation Date / Stepdown Date)(29)	Committed Capital	Cumulative Invested Capital(19)	Percent Invested	Realized Value(2)	Remaining Fair Value(3)	MOIC (4)	Gross IRR (6)(12)	Net IRR (7)(12)	Net Accrued Carry/(Clawback)(8)
				TOTAL INVESTMENTS As of September 30, 2021					
GLOBAL CREDIT CARRY FUNDS									
CSP IV (Apr 2016 / Dec 2020)	$ 2,500	$ 2,500	100%	$ 1,247	$ 1,812	1.2x	19%	8%	$ 20
CSP III (Dec 2011 / Aug 2015)	$ 703	$ 703	100%	$ 837	$ 169	1.4x	20%	10%	$ (4)
CSP II (Dec 2007 / Jun 2011)	$ 1,352	$ 1,352	100%	$ 2,431	$ 62	1.8x	17%	11%	$ 7
CCOF II (Nov 2020 / Oct 2025)	$ 3,008	$ 1,379	46%	$ 23	$ 1,466	1.1x	NM	NM	$ 9
CCOF I (Nov 2017 / Sep 2022)	$ 2,373	$ 3,417	144%	$ 1,328	$ 2,790	1.2x	20%	15%	$ 56
CEMOF II (Dec 2015 / Jun 2019)	$ 2,819	$ 1,701	60%	$ 812	$ 1,196	1.2x	7%	2%	$ —
CEMOF I (Dec 2010 / Dec 2015)	$ 1,383	$ 1,606	116%	$ 928	$ 155	0.7x	Neg	Neg	$ —
CSC (Mar 2017/ n/a)	$ 838	$ 1,303	155%	$ 988	$ 653	1.3x	18%	14%	$ 32
SASOF III (Nov 2014 / n/a)	$ 833	$ 991	119%	$ 1,186	$ 150	1.3x	21%	13%	$ 17
All Other Active Funds & Vehicles(20)		$ 3,130	n/a	$ 1,751	$ 1,637	1.1x	4%	Neg	$ 1
Fully Realized Funds & Vehicles(21)		$ 1,447	n/a	$ 1,988	$ —	1.4x	12%	7%	$ —
TOTAL GLOBAL CREDIT CARRY FUNDS		**$ 19,529**	**n/a**	**$ 13,519**	**$ 10,090**	**1.2x**	**11%**	**5%**	**$ 138**

See notes at end of document. Totals may not sum due to rounding.

25

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Investment Solutions Fund Performance (Reported in Local Currency, mn) TOTAL INVESTMENTS As of September 30, 2021 GLOBAL INVESTMENT SOLUTIONS(22)(23)(27) Vintage Year Fund Size Cumulative Invested Capital (1)(24) Realized Value (24) Remaining Fair Value(24) Total Fair Value(9)(24) MOIC(4) Gross IRR (12)(25) Net IRR (12)(28) Net Accrued Carry/ (Clawback)(8) Main Fund VI - Fund Investments 2015 € 1,106 € 1,016 € 727 € 1,321 € 2,047 2.0x 28% 27% $ 3 Main Fund V - Fund Investments 2012 € 5,080 € 5,490 € 5,492 € 6,131 € 11,624 2.1x 21% 20% $ 21 Main Fund IV - Fund Investments 2009 € 4,877 € 5,513 € 8,154 € 3,965 € 12,119 2.2x 19% 18% $ 2 Main Fund III - Fund Investments 2005 € 11,500 € 12,974 € 20,157 € 2,408 € 22,565 1.7x 10% 10% $ — Main Fund II - Fund Investments 2003 € 4,545 € 4,848 € 7,559 € 267 € 7,827 1.6x 10% 9% $ — Main Fund I - Fund Investments 2000 € 5,175 € 4,261 € 6,996 € 65 € 7,061 1.7x 12% 11% $ — Main Fund VII - Secondary Investments 2020 $ 8,437 $ 2,051 $ 329 $ 2,328 $ 2,658 1.3x NM NM $ 23 AlpInvest Secondaries Fund VII 2020 $ 6,769 $ 1,440 $ 234 $ 1,638 $ 1,872 1.3x NM NM $ 16 Main Fund VI - Secondary Investments 2017 $ 6,017 $ 4,980 $ 2,088 $ 5,256 $ 7,344 1.5x 19% 16% $ 63 AlpInvest Secondaries Fund VI 2017 $ 3,333 $ 2,759 $ 1,096 $ 2,923 $ 4,019 1.5x 18% 15% $ 42 Main Fund V - Secondary Investments 2011 € 4,273 € 4,226 € 5,957 € 1,620 € 7,577 1.8x 21% 19% $ 34 AlpInvest Secondaries Fund V 2012 $ 756 $ 652 $ 772 $ 317 $ 1,089 1.7x 18% 14% $ 15 Main Fund IV - Secondary Investments 2010 € 1,859 € 1,950 € 3,255 € 115 € 3,370 1.7x 19% 18% $ — Main Fund III - Secondary Investments 2006 € 2,250 € 2,365 € 3,588 € 54 € 3,642 1.5x 11% 10% $ — Main Fund VIII - Co-Investments 2021 $ 3,864 $ 532 $ — $ 530 $ 530 1.0x NM NM $ — AlpInvest Co-Investment Fund VIII 2021 $ 3,614 $ 510 $ — $ 508 $ 508 1.0x NM NM $ — Main Fund VII - Co-Investments 2017 $ 2,842 $ 2,635 $ 307 $ 3,944 $ 4,252 1.6x 24% 20% $ 56 AlpInvest Co-Investment Fund VII 2017 $ 1,688 $ 1,606 $ 192 $ 2,442 $ 2,634 1.6x 24% 20% $ 37 Main Fund VI - Co-Investments 2014 € 1,115 € 955 € 1,515 € 1,029 € 2,544 2.7x 28% 26% $ 13 Main Fund V - Co-Investments 2012 € 1,124 € 1,044 € 2,471 € 564 € 3,036 2.9x 29% 27% $ 5 Main Fund IV - Co-Investments 2010 € 1,475 € 1,352 € 3,300 € 563 € 3,863 2.9x 24% 22% $ — Main Fund III - Co-Investments 2006 € 2,760 € 2,785 € 3,809 € 323 € 4,132 1.5x 6% 5% $ — Main Fund III - Mezzanine Investments 2006 € 2,000 € 1,983 € 2,569 € 169 € 2,739 1.4x 10% 9% $ — Main Fund II - Mezzanine Investments 2004 € 700 € 758 € 1,047 € 9 € 1,056 1.4x 8% 7% $ — All Other Active Funds & Vehicles (26) Various € 7,290 € 3,013 € 7,534 € 10,547 1.4x 12% 11% $ 73 Fully Realized Funds & Vehicles Various € 3,156 € 6,689 € 12 € 6,701 2.1x 34% 31% $ — TOTAL GLOBAL INVESTMENT SOLUTIONS (USD)(13) $ 80,756 $ 102,112 $ 41,131 $ 143,243 1.8x 14% 13% $ 294 26See notes at end of document. Totals may not sum due to rounding. Note: Entries for AlpInvest Secondaries Fund VIII, AlpInvest Secondaries Fund VII, AlpInvest Secondaries Fund VI, AlpInvest Secondaries Fund V and AlpInvest Co-Investments Fund VII reflect the commingled fund vehicle as a breakout of the Main Fund line above, which also includes related SMA vehicles. Figures and performance for these commingled fund breakouts are included in, and are not incremental to, the Main Fund figures.Commingled funds are shown to the extent they meet the significant size thresholds for disclosing individual carry funds across our platform.

Reconciliations & Disclosures

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Reconciliation for Distributable Earnings Per Share (Unaudited) * Our dividend policy as a Corporation is to pay quarterly dividends in an initial amount of $0.25 per share of common stock ($1.00 annually). See Notes at the end of the document for our Dividend Policy. ** Shares eligible for dividend include 0.1 million net common shares that will be issued in November 2021 in connection with the vesting of restricted stock units. For purposes of this calculation, these common shares have been added to the common shares outstanding as of September 30, 2021 because they will participate in the dividend paid on common shares in November 2021. (Dollars in millions, except per share data and where noted) 3Q'20 4Q'20 1Q'21 2Q'21 3Q'21 YTD 3Q'20 YTD 3Q'21 QoQ YoY YTD FEE RELATED EARNINGS $ 118.7 $ 144.9 $ 129.0 $ 143.2 $ 151.4 $ 374.8 $ 423.6 6% 28% 13% DISTRIBUTABLE EARNINGS $ 151.8 $ 236.9 $ 214.9 $ 395.4 $ 730.6 $ 525.2 $ 1,340.9 85% 381% 155% DISTRIBUTABLE EARNINGS, TAX AND PER SHARE INFORMATION Distributable Earnings $ 151.8 $ 236.9 $ 214.9 $ 395.4 $ 730.6 $ 525.2 $ 1,340.9 Less: Estimated current corporate, foreign, state and local taxes 1 10.7 10.7 9.8 82.2 183.1 29.1 275.1 DISTRIBUTABLE EARNINGS, NET attributable to common stockholders $ 141.1 $ 226.2 $ 205.1 $ 313.2 $ 547.5 $ 496.1 $ 1,065.8 Estimated DE effective tax rate 2 7.0% 4.5% 4.6% 20.8% 25.1% 5.5% 20.5 % DISTRIBUTABLE EARNINGS, NET per common share outstanding $ 0.40 $ 0.64 $ 0.58 $ 0.88 $ 1.54 $ 1.41 $ 3.00 Dividend per common share* $ 0.25 $ 0.25 $ 0.25 $ 0.25 $ 0.25 $ 0.75 $ 0.75 TOTAL OUTSTANDING SHARES (in millions) 353.3 353.5 354.5 354.5 356.5 353.3 356.5 Shares eligible for dividend (in millions)** 353.5 354.8 354.7 357.4 356.6 353.5 356.6 28See notes at end of document. • Our estimated DE effective tax rate increased to 25% in 3Q 2021 from 21% in 2Q 2021, reflecting the impact of taxable income generated by the corporate conversion of a publicly traded portfolio company, for which the corresponding realized net performance revenues will not occur until a future period

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Reconciliation of GAAP to Total Segment Information (1) The U.S. GAAP results for YTD 3Q'20 and FY’20 include a loss in principal investment income (loss) of $(621) million related to the closing of the transaction in which a Carlyle-affiliated investment fund purchased additional interests in Fortitude from AIG. The loss was driven by the contribution of our existing 19.9% investment in Fortitude into the fund, and the subsequent accounting for our investment which is based on the net asset value of our limited partnership interest in the fund rather than a direct investment in Fortitude. (2) Equity-based compensation includes amounts reflected in principal investment income and general, administrative and other expense in our U.S. GAAP statement of operations, as well as amounts related to shares issued in conjunction with a previous acquisition and amounts related. (Dollars in millions) 3Q'20 4Q'20 1Q'21 2Q'21 3Q'21 YTD 3Q'20 YTD 3Q'21 FY'19 FY'20 INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES $ 415.1 $ 697.1 $ 1,164.3 $ 1,252.7 $ 701.3 $ (117.1) $ 3,118.3 $ 1,233.4 $ 580.0 Adjustments: Net unrealized performance revenues (180.3) (359.9) (846.4) (844.0) 44.8 (238.8) (1,645.6) (42.3) (598.7) Unrealized principal investment (income) loss1 (81.0) (87.0) (131.3) (78.8) (70.4) 643.2 (280.5) (590.9) 556.2 Adjusted unrealized principal investment (income) loss from Fortitude Re — — — — — 104.4 — (140.9) 104.4 Equity-based compensation2 21.1 29.2 34.9 50.3 44.3 87.4 129.5 151.5 116.6 Acquisition or disposition related charges (credits), including amortization of intangibles 18.5 9.5 19.0 11.3 24.4 28.6 54.7 52.0 38.1 Tax (expense) benefit associated with certain foreign performance revenues (7.8) (12.0) (6.0) (3.4) (2.4) 4.1 (11.8) (14.3) (7.9) Net (income) loss attributable to non-controlling interests in consolidated entities (37.2) (35.8) (21.6) (21.5) (14.6) 1.2 (57.7) (36.6) (34.6) Right-of-use asset impairment — — — 26.8 — — 26.8 — — Debt extinguisment costs — — — — — — — 0.1 — Other adjustments, including severance and Conversion costs in 2019 and 2020 3.4 (4.2) 2.0 2.0 3.2 12.2 7.2 34.6 8.0 DISTRIBUTABLE EARNINGS $ 151.8 $ 236.9 $ 214.9 $ 395.4 $ 730.6 $ 525.2 $ 1,340.9 $ 646.6 $ 762.1 Realized net performance revenues 39.9 87.3 76.0 237.4 533.5 159.0 846.9 164.1 246.3 Realized principal investment income 12.8 22.2 30.0 37.8 71.3 50.8 139.1 87.0 73.0 Net interest 19.6 17.5 20.1 23.0 25.6 59.4 68.7 57.3 76.9 FEE RELATED EARNINGS $ 118.7 $ 144.9 $ 129.0 $ 143.2 $ 151.4 $ 374.8 $ 423.6 $ 452.8 $ 519.7 29

Reconciliation of GAAP to Total Segment Information, continued

(Dollars in millions)	Total Reportable Segments	Consolidated Funds	Reconciling Items	Carlyle Consolidated[1]
Three Months Ended September 30, 2020				
Revenues	$ 496.5	$ 56.3	$ 481.8	$ 1,034.6 [2]
Expenses	$ 344.7	$ 47.9	$ 250.8	$ 643.4 [2]
Other income (loss)	$ —	$ 23.9	$ —	$ 23.9 [3]
Distributable Earnings	$ 151.8	$ 32.3	$ 231.0	$ 415.1 [4]
Three Months Ended December 31, 2020				
Revenues	$ 629.7	$ 62.3	$ 822.7	$ 1,514.7 [2]
Expenses	$ 392.8	$ 57.4	$ 385.0	$ 835.2 [2]
Other income (loss)	$ —	$ 17.6	$ —	$ 17.6 [3]
Distributable Earnings	$ 236.9	$ 22.5	$ 437.7	$ 697.1 [4]
Three Months Ended March 31, 2021				
Revenues	$ 612.5	$ 61.1	$ 1,763.6	$ 2,437.2 [2]
Expenses	$ 397.6	$ 56.5	$ 831.1	$ 1,285.2 [2]
Other income (loss)	$ —	$ 12.3	$ —	$ 12.3 [3]
Distributable Earnings	$ 214.9	$ 16.9	$ 932.5	$ 1,164.3 [4]
Three Months Ended June 30, 2021				
Revenues	$ 919.0	$ 62.1	$ 1,725.2	$ 2,706.3 [2]
Expenses	$ 523.6	$ 54.2	$ 873.2	$ 1,451.0 [2]
Other income (loss)	$ —	$ (2.6)	$ —	$ (2.6) [3]
Distributable Earnings	$ 395.4	$ 5.3	$ 852.0	$ 1,252.7 [4]
Three Months Ended September 30, 2021				
Revenues	$ 1,523.8	$ 62.1	$ 53.6	$ 1,639.5 [2]
Expenses	$ 793.2	$ 51.9	$ 93.0	$ 938.1 [2]
Other income (loss)	$ —	$ (0.1)	$ —	$ (0.1) [3]
Distributable Earnings	$ 730.6	$ 10.1	$ (39.4)	$ 701.3 [4]

	Total Reportable Segments	Consolidated Funds	Reconciling Items	Carlyle Consolidated[1]
Year Ended December 31, 2019				
Revenues	$ 2,110.1	$ 199.2	$ 1,067.7	$ 3,377.0 [2]
Expenses	$ 1,463.5	$ 165.6	$ 490.6	$ 2,119.7 [2]
Other income (loss)	$ —	$ (23.9)	$ —	$ (23.9) [3]
Distributable Earnings	$ 646.6	$ 9.7	$ 577.1	$ 1,233.4 [4]
Year Ended December 31, 2020				
Revenues	$ 2,289.5	$ 226.8	$ 418.3	$ 2,934.6 [2]
Expenses	$ 1,527.4	$ 206.2	$ 599.7	$ 2,333.3 [2]
Other income (loss)	$ —	$ (21.3)	$ —	$ (21.3) [3]
Distributable Earnings	$ 762.1	$ (0.7)	$ (181.4)	$ 580.0 [4]
Nine Months Ended September 30, 2020				
Revenues	$ 1,659.8	$ 164.5	$ (404.4)	$ 1,419.9 [2]
Expenses	$ 1,134.6	$ 148.8	$ 214.7	$ 1,498.1 [2]
Other income (loss)	$ —	$ (38.9)	$ —	$ (38.9) [3]
Distributable Earnings	$ 525.2	$ (23.2)	$ (619.1)	$ (117.1) [4]
Nine Months Ended September 30, 2021				
Revenues	$ 3,055.3	$ 185.3	$ 3,542.4	$ 6,783.0 [2]
Expenses	$ 1,714.4	$ 162.6	$ 1,797.3	$ 3,674.3 [2]
Other income (loss)	$ —	$ 9.6	$ —	$ 9.6 [3]
Distributable Earnings	$ 1,340.9	$ 32.3	$ 1,745.1	$ 3,118.3 [4]

(1) The Distributable Earnings in the Carlyle Consolidated column is income before provision for income taxes, which is the GAAP measure that is most directly comparable to Distributable Earnings.

(2) See detailed breakdown of revenue and expense adjustments on page 32.

(3) The Other Income (Loss) adjustment results from the Consolidated Funds which were eliminated in consolidation to arrive at Carlyle's total Other Income (Loss).

(4) See the reconciliation for Distributable Earnings and Fee Related Earnings on page 29.

30

Reconciliation of GAAP to Total Segment Information, continued

(Dollars in millions)

	Carlyle Consolidated	Reconciling Items[1]	Total Reportable Segments
Three Months Ended September 30, 2020			
Performance revenues	$ 477.4	$ (390.6)	$ 86.8
Performance revenues related compensation expense	$ 250.6	$ (203.7)	$ 46.9
Net performance revenues	$ 226.8	$ (186.9)	$ 39.9
Principal investment income (loss)	$ 106.7	$ (93.9)	$ 12.8
Three Months Ended December 31, 2020			
Performance revenues	$ 904.3	$ (728.8)	$ 175.5
Performance revenues related compensation expense	$ 435.4	$ (347.2)	$ 88.2
Net performance revenues	$ 468.9	$ (381.6)	$ 87.3
Principal investment income (loss)	$ 118.5	$ (96.3)	$ 22.2
Three Months Ended March 31, 2021			
Performance revenues	$ 1,786.1	$ (1,617.7)	$ 168.4
Performance revenues related compensation expense	$ 866.6	$ (774.2)	$ 92.4
Net performance revenues	$ 919.5	$ (843.5)	$ 76.0
Principal investment income (loss)	$ 179.1	$ (149.1)	$ 30.0
Three Months Ended June 30, 2021			
Performance revenues	$ 2,080.7	$ (1,626.7)	$ 454.0
Performance revenues related compensation expense	$ 994.0	$ (777.4)	$ 216.6
Net performance revenues	$ 1,086.7	$ (849.3)	$ 237.4
Principal investment income (loss)	$ 137.7	$ (99.9)	$ 37.8
Three Months Ended September 30, 2021			
Performance revenues	$ 974.5	$ 36.4	$ 1,010.9
Performance revenues related compensation expense	$ 495.2	$ (17.8)	$ 477.4
Net performance revenues	$ 479.3	$ 54.2	$ 533.5
Principal investment income (loss)	$ 160.4	$ (89.1)	$ 71.3

	Carlyle Consolidated	Reconciling Items[1]	Total Reportable Segments
Year Ended December 31, 2019			
Performance revenues	$ 799.1	$ (424.8)	$ 374.3
Performance revenues related compensation expense	$ 436.7	$ (226.5)	$ 210.2
Net performance revenues	$ 362.4	$ (198.3)	$ 164.1
Principal investment income (loss)	$ 769.3	$ (682.3)	$ 87.0
Year Ended December 31, 2020			
Performance revenues	$ 1,635.9	$ (1,049.8)	$ 586.1
Performance revenues related compensation expense	$ 779.1	$ (439.3)	$ 339.8
Net performance revenues	$ 856.8	$ (610.5)	$ 246.3
Principal investment income (loss)	$ (540.7)	$ 613.7	$ 73.0
Nine Months Ended September 30, 2020			
Performance revenues	$ 731.6	$ (321.0)	$ 410.6
Performance revenues related compensation expense	$ 343.7	$ (92.1)	$ 251.6
Net performance revenues	$ 387.9	$ (228.9)	$ 159.0
Principal investment income (loss)	$ (659.2)	$ 710.0	$ 50.8
Nine Months Ended September 30, 2021			
Performance revenues	$ 4,841.3	$ (3,208.0)	$ 1,633.3
Performance revenues related compensation expense	$ 2,355.8	$ (1,569.4)	$ 786.4
Net performance revenues	$ 2,485.5	$ (1,638.6)	$ 846.9
Principal investment income (loss)	$ 477.2	$ (338.1)	$ 139.1

See notes at end of document.

31

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Reconciliation of GAAP to Total Segment Information, continued (Dollars in millions) 3Q'20 4Q'20 1Q'21 2Q'21 3Q'21 YTD 3Q'20 YTD 3Q'21 FY'19 FY'20 REVENUE RECONCILING ITEMS Unrealized performance revenues $ 387.6 $ 715.3 $ 1,621.8 $ 1,620.7 $ (29.8) $ 315.7 $ 3,212.7 $ 267.8 $ 1,031.0 Unrealized principal investment income (loss) 81.0 87.0 131.3 78.8 70.4 (643.2) 280.5 590.9 (556.2) Adjusted unrealized principal invesment income (loss) from Fortitude Re — — — — — (104.4) — 140.9 (104.4) Adjustments related to expenses associated with NGP Management and its affiliates (4.0) (3.5) (3.6) (3.0) (3.6) (11.8) (10.2) (16.2) (15.3) Tax expense (benefit) associated with certain performance revenues (0.1) 0.5 (0.1) 0.3 0.1 — 0.3 0.3 0.5 Non-Carlyle economic interests in acquired businesses and other adjustments to present certain costs on a net basis 57.6 59.9 45.3 41.1 33.2 36.7 119.6 117.5 96.6 Elimination of revenues of Consolidated Funds (40.3) (36.5) (31.1) (12.7) (16.7) 2.6 (60.5) (33.5) (33.9) Total Revenue Reconciling Items $ 481.8 $ 822.7 $ 1,763.6 $ 1,725.2 $ 53.6 $ (404.4) $ 3,542.4 $ 1,067.7 $ 418.3 EXPENSE RECONCILING ITEMS Unrealized performance revenues related compensation $ 207.2 $ 355.5 $ 775.3 $ 776.8 $ 15.0 $ 76.8 $ 1,567.1 $ 225.5 $ 432.3 Equity-based compensation 21.1 29.2 34.9 50.3 44.3 87.4 129.5 151.5 116.6 Acquisition or disposition related charges (credits), including amortization of intangibles 18.5 9.5 19.0 11.3 24.4 28.6 54.7 52.0 38.1 Other non-operating expense (income) 0.6 (8.5) — — — 1.3 — 1.3 (7.2) Tax (expense) benefit associated with certain foreign performance revenues related compensation (7.8) (12.5) (5.9) (3.7) (2.5) 4.1 (12.1) (14.3) (8.4) Non-Carlyle economic interests in acquired businesses and other adjustments to present certain costs on a net basis 19.2 23.4 19.9 17.4 15.9 32.4 53.2 75.0 55.8 Right-of-use asset impairment — — — 26.8 — — 26.8 — — Debt extinguishment costs — — — — — — — 0.1 — Other, including severance and Conversion costs in 2019 and 2020 2.8 4.3 2.0 2.0 3.2 10.9 7.2 33.3 15.2 Elimination of expenses of Consolidated Funds (10.8) (15.9) (14.1) (7.7) (7.3) (26.8) (29.1) (33.8) (42.7) Total Expense Reconciling Items $ 250.8 $ 385.0 $ 831.1 $ 873.2 $ 93.0 $ 214.7 $ 1,797.3 $ 490.6 $ 599.7 32

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Reconciliation for Total Segment Information, continued (1) The Company has equity interests in NGP Management Company, L.L.C. ("NGP Management"), the general partners of certain carry funds advised by NGP, and principal investments in certain NGP funds. These equity interests are accounted for as investments under the equity method of accounting. Total investments attributable to The Carlyle Group Inc. excludes the strategic equity method investment in NGP Management and investments in the general partners of certain NGP carry funds. (2) Of the $203.0 million in CLO loans as of September 30, 2021, $184.5 million are collateralized by investments attributable to The Carlyle Group Inc. The remaining $18.5 million in CLO loans are collateralized by investments attributable to non-controlling interests. (3) Accrued performance allocations from NGP Carry Funds are recorded as an investment in the U.S. GAAP balance sheet. RECONCILIATION OF TOTAL INVESTMENTS ATTRIBUTABLE TO THE CARLYLE GROUP INC. (Dollars in millions) 09/30/21 INVESTMENTS, EXCLUDING PERFORMANCE ALLOCATIONS $ 2,578.2 Less: Amounts attributable to non-controlling interests in Consolidated Funds (228.3) Plus: Investments in Consolidated Funds, eliminated in consolidation 174.0 Less: Strategic equity method investments in NGP Management1 (372.5) Less: Investment in NGP general partners - accrued performance allocations1 (2.9) TOTAL INVESTMENTS ATTRIBUTABLE TO THE CARLYLE GROUP INC. 2,148.5 Less: CLO loans and other borrowings attributable to The Carlyle Group Inc.2 (184.5) TOTAL INVESTMENTS ATTRIBUTABLE TO THE CARLYLE GROUP INC., NET OF CLO LOANS AND OTHER BORROWINGS $ 1,964.0 RECONCILIATION OF ACCRUED PERFORMANCE ALLOCATIONS (Dollars in millions) 09/30/21 ACCRUED PERFORMANCE ALLOCATIONS, NET OF ACCRUED GIVEBACK OBLIGATIONS $ 8,075.6 Plus: Accrued performance allocations from NGP Carry Funds3 2.9 Less: Accrued performance allocation-related expense (4,057.2) Less: Deferred taxes on certain foreign accrued performance allocations (54.4) Less: Net accrued performance allocations attributable to non-controlling interests in consolidated entities (5.9) NET ACCRUED PERFORMANCE REVENUES BEFORE TIMING DIFFERENCES 3,961.0 Less: Timing differences between the period when accrued performance allocations are realized and the period they are collected/distributed (18.2) NET ACCRUED PERFORMANCE REVENUES ATTRIBUTABLE TO THE CARLYLE GROUP INC. $ 3,942.8 33

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 GAAP Statement of Operations (Unaudited) (Dollars in millions, except per share amounts) 3Q'20 4Q'20 1Q'21 2Q'21 3Q'21 YTD 3Q'20 YTD 3Q'21 FY'19 FY'20 REVENUES Fund management fees $ 363.8 $ 394.5 $ 381.0 $ 394.4 $ 407.5 $ 1,091.5 $ 1,182.9 $ 1,476.2 $ 1,486.0 Incentive fees 9.1 10.0 9.5 10.4 13.1 27.0 33.0 35.9 37.0 Investment income (loss) Performance allocations 477.4 904.3 1,786.1 2,080.7 974.5 731.6 4,841.3 799.1 1,635.9 Principal investment income (loss) 106.7 118.5 179.1 137.7 160.4 (659.2) 477.2 769.3 (540.7) Total investment income (loss) 584.1 1,022.8 1,965.2 2,218.4 1,134.9 72.4 5,318.5 1,568.4 1,095.2 Interest and other income 21.3 25.1 20.4 21.0 21.9 64.5 63.3 97.3 89.6 Interest and other income of Consolidated Funds 56.3 62.3 61.1 62.1 62.1 164.5 185.3 199.2 226.8 Total Revenues 1,034.6 1,514.7 2,437.2 2,706.3 1,639.5 1,419.9 6,783.0 3,377.0 2,934.6 EXPENSES Compensation and benefits Cash-based compensation and benefits 222.2 210.6 228.5 231.8 224.9 639.0 685.2 833.4 849.6 Equity-based compensation 18.7 26.7 32.4 47.2 42.4 78.3 122.0 140.0 105.0 Performance allocations and incentive fee related compensation 250.6 435.4 866.6 994.0 495.2 343.7 2,355.8 436.7 779.1 Total compensation and benefits 491.5 672.7 1,127.5 1,273.0 762.5 1,061.0 3,163.0 1,410.1 1,733.7 General, administrative and other expenses 91.1 108.4 91.7 109.1 99.6 240.9 300.4 494.4 349.3 Interest 23.0 21.2 23.0 25.5 27.9 72.8 76.4 82.1 94.0 Interest and other expenses of Consolidated Funds 37.2 41.4 42.4 46.5 44.6 122.1 133.5 131.8 163.5 Other non-operating expenses (income) 0.6 (8.5) 0.6 (3.1) 3.5 1.3 1.0 1.3 (7.2) Total Expenses 643.4 835.2 1,285.2 1,451.0 938.1 1,498.1 3,674.3 2,119.7 2,333.3 Net investment gains (losses) of consolidated funds 23.9 17.6 12.3 (2.6) (0.1) (38.9) 9.6 (23.9) (21.3) Income (loss) before provision for income taxes 415.1 697.1 1,164.3 1,252.7 701.3 (117.1) 3,118.3 1,233.4 580.0 Provision (benefit) for income taxes 82.4 142.5 273.4 306.2 153.9 54.7 733.5 49.0 197.2 Net income (loss) 332.7 554.6 890.9 946.5 547.4 (171.8) 2,384.8 1,184.4 382.8 Net income (loss) attributable to non-controlling interests in consolidated entities 37.2 35.8 21.6 21.5 14.6 (1.2) 57.7 36.6 34.6 Net income (loss) attributable to Carlyle Holdings 295.5 518.8 869.3 925.0 532.8 (170.6) 2,327.1 1,147.8 348.2 Net income attributable to non-controlling interests in Carlyle Holdings — — — — — — — 766.9 — Net income (loss) attributable to The Carlyle Group Inc. 295.5 518.8 869.3 925.0 532.8 (170.6) 2,327.1 380.9 348.2 Net income attributable to Series A Preferred Shareholders — — — — — — — 19.1 — Series A Preferred Unit redemption premium — — — — — — — 16.5 — Net income (loss) attributable to The Carlyle Group Inc. Common Stockholders $ 295.5 $ 518.8 $ 869.3 $ 925.0 $ 532.8 $ (170.6) $ 2,327.1 $ 92.9 $ 345.3 $ 348.2 Net income (loss) attributable to The Carlyle Group Inc. per common share Basic $ 0.84 $ 1.47 $ 2.45 $ 2.61 $ 1.50 $ (0.49) $ 6.56 $ 0.89 $ 3.05 $ 0.99 Diluted $ 0.82 $ 1.44 $ 2.41 $ 2.55 $ 1.46 $ (0.49) $ 6.42 $ 0.82 $ 2.82 $ 0.97 Weighted-average common shares (in millions) Basic 351.6 353.4 354.2 354.5 356.0 349.5 354.9 113.1 350.5 Diluted 358.4 359.7 360.5 362.2 364.7 349.5 362.5 122.6 358.4 Income before provision for income taxes margin 40.1% 46.0% 47.8% 46.3% 42.8% (8.2) % 46.0% 36.5% 19.8 % On January 1, 2020, The Carlyle Group L.P. (the "Partnership") completed its conversion from a Delaware limited partnership to a Delaware corporation, The Carlyle Group Inc. Information reported for periods prior to the Conversion on January 1, 2020 reflect the results of the Partnership. References to The Carlyle Group Inc., our common stock and our dividends in periods prior to the Conversion refer to The Carlyle Group L.P., its common units and distributions. For periods subsequent to the Conversion, Net income (loss) attributable to Carlyle Holdings, refers to Net income (loss) of The Carlyle Group Inc. and its consolidated subsidiaries, net of non-controlling interests in consolidated entities. See Notes at end of document. 34

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 As of September 30, 2021 (Dollars in millions) Consolidated Operating Entities Consolidated Funds Eliminations Consolidated ASSETS Cash and cash equivalents $ 2,399.0 $ — $ — $ 2,399.0 Cash and cash equivalents of Consolidated Funds — 134.8 — 134.8 Restricted cash 6.9 — — 6.9 Investments, including performance allocations of $8,100.3 million 10,852.5 — (174.0) 10,678.5 Investments of Consolidated Funds — 6,469.7 — 6,469.7 Due from affiliates and other receivables, net 299.6 — (6.2) 293.4 Due from affiliates and other receivables of Consolidated Funds, net — 173.7 — 173.7 Fixed assets, net 139.2 — — 139.2 Lease right-of-use assets, net 364.4 — — 364.4 Deposits and other 72.4 — — 72.4 Intangible assets, net 36.9 — — 36.9 Deferred tax assets 19.8 — — 19.8 Total assets $ 14,190.7 $ 6,778.2 $ (180.2) $ 20,788.7 LIABILITIES & EQUITY Debt obligations $ 2,370.7 $ — $ — $ 2,370.7 Loans payable of Consolidated Funds — 5,955.1 — 5,955.1 Accounts payable, accrued expenses and other liabilities 374.5 — — 374.5 Accrued compensation and benefits 4,710.2 — — 4,710.2 Due to affiliates 391.2 0.1 (0.1) 391.2 Deferred revenue 334.0 — — 334.0 Deferred tax liabilities 433.4 — — 433.4 Other liabilities of Consolidated Funds — 619.5 — 619.5 Lease liabilities 542.4 — — 542.4 Accrued giveback obligations 24.7 — — 24.7 Total liabilities 9,181.1 6,574.7 (0.1) 15,755.7 Total equity 5,009.6 203.5 (180.1) 5,033.0 Total liabilities and equity $ 14,190.7 $ 6,778.2 $ (180.2) $ 20,788.7 GAAP Balance Sheet (Unaudited) 35

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Notes Dividend Policy Under our dividend policy for our common stock that we adopted in connection with the Conversion, we expect to pay our common stockholders an annualized dividend of $1.00 per share of common stock, equal to a quarterly dividend of $0.25 per share of common stock. The declaration and payment of any dividends to holders of our common stock are subject to the discretion of our Board of Directors, which may change our dividend policy at any time or from time to time, and the terms of our certificate of incorporation. There can be no assurance that dividends will be made as intended or at all or that any particular dividend policy will be maintained. Non-GAAP Financial Measures This press release contains financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America. These non-GAAP financial measures should be considered in addition to and not as a substitute for, or superior to, financial measures presented in accordance with U.S. GAAP. The reasons management believes that these non-GAAP financial measures provide useful information are set forth in our most recent Annual Report on Form 10-K filed with the SEC. Notes on Carlyle Consolidated GAAP Results (Page 5) (1) Income (loss) before provision for income taxes is the GAAP measure that is most directly comparable to Distributable Earnings, which management uses to measure the performance of the business. A full reconciliation is included starting on page 29. (2) Income (loss) before provision for taxes margin is equal to Income (loss) before provision for taxes, divided by Total revenues. (3) Net performance revenues are equal to Performance revenues less Performance revenues related compensation expense. Note on Fee Related Earnings (Page 9) (1) FRE Margin is calculated as Fee Related Earnings, divided by Total Segment Fee Revenues. Notes on Performance Revenues (Page 10) (1) We generally earn performance revenues (or carried interest) from our carry funds representing a 20% allocation of profits generated on third-party capital, and on which the general partner receives a special residual allocation of income from limited partners, which we refer to as carried interest, in the event that specified investment returns are achieved by the fund. Disclosures referring to carry funds also include the impact of certain commitments that do not earn carried interest, but are either part of, or associated with our carry funds. The rate of carried interest, as well as the share of carried interest allocated to Carlyle, may vary across the carry fund platform. See “Non-GAAP Financial Measures” for more information. A reconciliation of accrued performance allocations to total segment net accrued performance revenues is included on page 33. (2) Includes the change in performance revenue accrual driven by positive or negative movements in portfolio valuation, incremental preferred return and fees, foreign exchange fluctuations and acquisition/divestiture activity. See “Non-GAAP Financial Measures” for more information. A reconciliation of performance revenues to net realized performance revenues is included on page 31. (3) Total for Global Private Equity includes Legacy Energy funds.The impact of these funds is no longer significant to our results of operations. Notes on Assets Under Management (Pages 11-13) (1) Total Assets Under Management refers to the assets we manage or advise, and reflects the sum of the unrealized Fair Value of Investments and Available Capital. (2) Available Capital refers to the amount of capital commitments available to be called for investments, which may be reduced for equity invested that is funded via fund credit facility and expected to be called from investors at a later date, plus any additional assets/liabilities at the fund level other than active investments. Amounts previously called may be added back to available capital following certain distributions. (3) Credit (Non-Carry Funds) includes our CLOs, business development companies and related managed accounts, the Carlyle Tactical Private Credit Fund, as well as securitization vehicles and various managed accounts in our Carlyle Aviation business. "Other" includes the NGP Predecessor funds and certain managed account vehicles. (4) Fair Value of Investments generally reflects the unrealized carrying value of investments for all carry funds, related co-investment vehicles and separately managed accounts, the aggregate collateral balance of our CLOs and other securitization vehicles, and the gross asset value of our business development companies. (5) The In-Carry Ratio represents the percentage of Fair Value in our Traditional Carry Funds (Global Private Equity and Global Credit), which is accruing performance revenue as of the quarter-end reporting date. This metric does not address the realization of performance revenue. 36

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Notes, continued Notes on Assets Under Management (Pages 11-13) (continued) (6) Reflects the percentage of Fair Value in our Traditional Carry Funds attributable to investments originated in Q4 2016 or prior. Investments that include follow-on tranches are fully recognized based on the date of the initial investment activity. (7) Fee-earning Assets Under Management refers to the assets we manage or advise from which we derive recurring fund management fees, and is calculated as the basis on which management fees would be called, if called on the effective reporting date. (8) Pending Fee-earning Assets Under Management refers to commitments that have been raised, and will become Fee-earning Assets Under Management upon the activation of recurring fund management fees on the commitments, or as the capital is invested, depending on the fee structure of the fund or vehicle. Note on Key Metrics Activity (Page 14) (1) Total for Global Private Equity includes Legacy Energy funds. The impact of these funds is no longer significant to our results of operations. Note on Global Investment Solutions (Page 18) (1) Includes Mezzanine funds. Notes on Total AUM Roll Forward (Page 22) (1) Inflows generally reflects the impact of gross fundraising during the period. For funds or vehicles denominated in foreign currencies, this reflects translation at the average quarterly rate, while the separately reported Fundraising metric is translated at the spot rate for each individual closing. New CLO warehouse assets are recognized as an inflow to AUM, while corresponding fundraising will not be recognized until CLO issuance. (2) Outflows includes distributions net of recallable or recyclable amounts in our carry funds, related co-investment vehicles, separately managed accounts and the NGP Predecessor Funds, gross redemptions in our open-ended funds, runoff of CLO collateral balances and the expiration of available capital. Outflows in Global Investment Solutions also include the April 1, 2021 sale of Metropolitan Real Estate, which had $2.4 billion of Total AUM as of March 31, 2021. (3) Market Activity & Other generally represents realized and unrealized gains (losses) on portfolio investments in our carry funds and related co-investment vehicles, the NGP Predecessor Funds and separately managed accounts, as well as the net impact of fees, expenses and non-investment income, change in gross asset value for our business development companies and other changes in AUM. (4) Foreign Exchange represents the impact of foreign exchange rate fluctuations on the translation of our non-U.S. dollar denominated funds. Activity during the period is translated at the average rate for the period. Ending balances are translated at the spot rate as of the period end. (5) The fair market values for our Global Investment Solutions primary and secondary carry funds are based on the latest available valuations of the underlying limited partnership interests (in most cases as of June 30, 2021) as provided by their general partners, plus the net cash flows since the latest valuation, up to September 30, 2021. Notes on Fee-earning AUM Roll Forward (Page 22) (6) Inflows represents limited partner capital raised by our carry funds or separately managed accounts for which management fees based on commitments were activated during the period, the fee-earning commitments invested in vehicles for which management fees are based on invested capital, the fee-earning collateral balance of new CLO issuances, as well as gross subscriptions in vehicles for which management fees are based on net asset value. Inflows exclude fundraising amounts during the period for which fees have not yet been activated, which are referenced as Pending Fee-earning AUM. (7) Outflows represents the impact of realizations from vehicles with management fees based on remaining invested capital at cost or fair value, changes in basis for funds where the investment period, weighted-average investment period or commitment fee period has expired during the period, reductions for funds that are no longer calling for management fees, gross redemptions in open-ended funds, and runoff of CLO collateral balances. Realizations for funds earning management fees based on commitments during the period do not affect Fee-earning AUM. Outflows in Global Investment Solutions also include the April 1, 2021 sale of Metropolitan Real Estate, which had $2.3 billion of Fee-Earning AUM as of March 31, 2021. (8) Market Activity & Other represents realized and unrealized gains (losses) on portfolio investments in our carry funds based on the lower of cost or fair value and net asset value, as well as activity of funds with fees based on gross asset value. (9) Foreign Exchange represents the impact of foreign exchange rate fluctuations on the translation of our non-U.S. dollar denominated funds. Activity during the period is translated at the average rate for the period. Ending balances are translated at the spot rate as of the period end. (10) Energy III, Energy IV, and Renew II (collectively, the “Legacy Energy Funds”), are managed with Riverstone Holdings LLC and its affiliates. Affiliates of both Carlyle and Riverstone act as investment advisers to each of the Legacy Energy Funds. Carlyle has a minority representation on the management committees of Energy IV and Renew II. Carlyle and Riverstone each hold half of the seats on the management committee of Energy III, but the investment period for this fund has expired and the remaining investments in such fund are being disposed of in the ordinary course of business. 37

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Notes, continued Notes on Fund Performance Tables (Pages 23-26) (1) Represents the original cost of investments since inception of the fund. (2) Represents all realized proceeds since inception of the fund. (3) Represents remaining fair value, before management fees, expenses and carried interest, and may include remaining escrow values for realized investments. (4) Multiple of invested capital (“MOIC”) represents total fair value, before management fees, expenses and carried interest, divided by cumulative invested capital. (5) An investment is considered realized when the investment fund has completely exited, and ceases to own an interest in, the investment. An investment is considered partially realized when the total amount of proceeds received in respect of such investment, including dividends, interest or other distributions and/or return of capital, represents at least 85% of invested capital and such investment is not yet fully realized. Because part of our value creation strategy involves pursuing best exit alternatives, we believe information regarding Realized/ Partially Realized MOIC and Gross IRR, when considered together with the other investment performance metrics presented, provides investors with meaningful information regarding our investment performance by removing the impact of investments where significant realization activity has not yet occurred. Realized/Partially Realized MOIC and Gross IRR have limitations as measures of investment performance, and should not be considered in isolation. Such limitations include the fact that these measures do not include the performance of earlier stage and other investments that do not satisfy the criteria provided above. The exclusion of such investments will have a positive impact on Realized/Partially Realized MOIC and Gross IRR in instances when the MOIC and Gross IRR in respect of such investments are less than the aggregate MOIC and Gross IRR. Our measurements of Realized/Partially Realized MOIC and Gross IRR may not be comparable to those of other companies that use similarly titled measures. (6) Gross Internal Rate of Return (“Gross IRR”) represents an annualized time-weighted return on Limited Partner invested capital, based on contributions, distributions and unrealized fair value as of the reporting date, before the impact of management fees, partnership expenses and carried interest. For fund vintages 2017 and after, Gross IRR includes the impact of interest expense related to the funding of investments on fund lines of credit. Gross IRR is calculated based on the timing of Limited Partner cash flows, which may differ to varying degrees from the timing of actual investment cash flows for the fund. Subtotal Gross IRR aggregations for multiple funds are calculated based on actual cash flow dates for each fund and represent a theoretical time-weighted return for a Limited Partner who invested sequentially in each fund. (7) Net Internal Rate of Return (“Net IRR”) represents an annualized time-weighted return on Limited Partner invested capital, based on contributions, distributions and unrealized fair value as of the reporting date, after the impact of all management fees, partnership expenses and carried interest, including current accruals. Net IRR is calculated based on the timing of Limited Partner cash flows, which may differ to varying degrees from the timing of actual investment cash flows for the fund. Fund level IRRs are based on aggregate Limited Partner cash flows, and this blended return may differ from that of individual Limited Partners. As a result, certain funds may generate accrued performance revenues with a blended Net IRR that is below the preferred return hurdle for that fund. Subtotal Net IRR aggregations for multiple funds are calculated based on actual cash flow dates for each fund and represent a theoretical time-weighted return for a Limited Partner who invested sequentially in each fund. (8) Represents the net accrued performance fee balance/(giveback obligation) as of the current quarter end. Total Net Accrued Carry for Global Investment Solutions excludes approximately $1.4 million of net accrued carry as of September 30, 2021, which was retained as part of the sale of Metropolitan Real Estate on April 1, 2021. (9) Represents all realized proceeds combined with remaining fair value, before management fees, expenses and carried interest. (10) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: CVP II, MENA, CCI, CSSAF I, CPF, CAP Growth I, CAP Growth II, and CBPF II. (11) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CP I, CP II, CP III, CP IV, CEP I, CAP I, CAP II, CBPF I, CJP I, CMG, CVP I, CUSGF III, CGFSP I, CEVP I, CETP I, CETP II, CAVP I, CAVP II, CAGP III and Mexico. (12) For funds marked “NM,” IRR may be positive or negative, but is not considered meaningful because of the limited time since initial investment and early stage of capital deployment. For funds marked “Neg,” IRR is considered meaningful but is negative as of reporting period end. (13) For purposes of aggregation, funds that report in foreign currency have been converted to U.S. dollars at the reporting period spot rate. (14) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: CCR, CER I, and CER II. (15) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CRP I, CRP II, CRP III, CRCP I, CAREP I, CAREP II, CEREP I, and CEREP II. (16) Aggregate includes the following Legacy Energy funds and related co-investments: Energy I, Energy II, Energy III, Energy IV, Renew I, and Renew II. (17) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: NGP GAP, CPOCP, CRSEF, and NGP Minerals. (18) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CIP. (19) Represents the original cost of investments since the inception of the fund. For CSP II and CSP III, reflects amounts net of investment level recallable proceeds which is adjusted to reflect recyclability of invested capital for the purpose of calculating the fund MOIC. 38

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Notes, continued Notes on Fund Performance Tables (Pages 23-26) (20) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: SASOF II, SASOF IV, SASOF V, and CALF. (21) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CSP I, CMP I, CMP II, and CASCOF. (22) Includes private equity and mezzanine primary fund investments, secondary fund investments and co-investments originated by the AlpInvest team. Excluded from the performance information shown are a) investments that were not originated by AlpInvest, b) Direct Investments, which was spun off from AlpInvest in 2005, and c) LP co-investment vehicles advised by AlpInvest. As of September 30, 2021, these excluded investments represent $2.6 billion of AUM at AlpInvest. (23) "Main Fund" entries represent a combination of a commingled fund and SMA vehicles which together comprise a "program" vintage. Indented lines shown for AlpInvest Secondaries Funds VII, VI, V and AlpInvest Co-Investment Funds VII and VIII reflect a breakout of the commingled fund, which is part of the larger program vintage. (24) To exclude the impact of FX, all foreign currency cash flows have been converted to the currency representing a majority of the capital committed to the relevant fund at the reporting period spot rate. (25) Gross Internal Rate of Return (“Gross IRR”) represents the annualized IRR for the period indicated on Limited Partner invested capital based on investment contributions, distributions and unrealized value of the underlying funds, before management fees, expenses and carried interest at the AlpInvest level. (26) Aggregate includes Main Fund VII - Fund Investments, Main Fund VIII - Fund Investments, Main Fund IX - Fund Investments, Main Fund X - Fund Investments, Main Fund XI - Fund Investments, Main Fund XII - Fund Investments, Main Fund IV - Mezzanine Investments, Main Fund V - Mezzanine Investments, all ‘clean technology’ private equity investments, all strategic co-investment mandates that invest in co-investment opportunities arising out of an investor’s own separate private equity relationships and invitations, all strategic capital mandates, any state-focused investment mandates, and all other investors whose investments are not reflected in a Main Fund. (27) As used herein, ‘Main Funds’ are each comprised of (i) an anchor mandate(s) (i.e., generally the largest account(s) within a strategy’s investment program) and (ii) AlpInvest’s other advisory client mandates with investment periods that fall within the relevant investment periods under the mandate of the anchor mandate(s) (but do not overlap with more than one such investment period). AlpInvest’s commingled funds, AlpInvest Secondaries Fund VI (“ASF VI”), ASF VII and AlpInvest Co-Investment Fund VII (“ACF VII”) are part of the Main Funds. Mezzanine Main Funds include mezzanine investments across all strategies (i.e., Primary Funds, Secondaries, and Co-Investments). (28) Net Internal Rate of Return (“Net IRR”) represents the annualized IRR for the period indicated on Limited Partner invested capital based on contributions, distributions and unrealized value after management fees, expenses and carried interest. Fund level IRRs are based on aggregate Limited Partner cash flows, and this blended return may differ from that of individual Limited Partners. As a result, certain funds may generate accrued performance revenues with a blended Net IRR that is below the preferred return hurdle for that fund. (29) The fund stepdown date represents the contractual stepdown date under the respective fund agreements for funds on which the fee basis stepdown has not yet occurred. Funds without a listed Fee Initiation Date and Stepdown Date have not yet initiated fees. Notes on Reconciliation for Distributable Earnings per Share (Page 28) (1) Estimated current corporate, foreign, state and local taxes represents the total GAAP Provision (benefit) for income taxes adjusted to include only the current tax provision (benefit) applied to Net income (loss) attributable to The Carlyle Group Inc. This adjustment used to calculate Distributable Earnings, Net attributable to common stockholders reflects the benefit of deductions available to the company on certain expense items that are excluded from the underlying calculation of Distributable Earnings, such as equity-based compensation expense and charges (credits) related to corporate actions and non-recurring items. Management believes that using the estimated current tax provision (benefit) in this manner more accurately reflects earnings that are available to be distributed to common stockholders. (2) Estimated DE effective tax rate is calculated as the estimated current corporate, foreign, state and local taxes divided by Distributable Earnings. Notes on Reconciliation of GAAP to Total Segment Information (Page 31) (1) Adjustments to performance revenues and principal investment income (loss) relate to (i) unrealized performance allocations net of related compensation expense and unrealized principal investment income, which are excluded from the segment results, (ii) amounts earned from the Consolidated Funds, which were eliminated in the U.S. GAAP consolidation but were included in the segment results, (iii) amounts attributable to non-controlling interests in consolidated entities, which were excluded from the segment results, (iv) the reclassification of NGP performance revenues, which are included in principal investment income in U.S. GAAP financial statements, (v) the reclassification of certain incentive fees from business development companies, which are included in fund management fees in the segment results, and (vi) the reclassification of tax expenses associated with certain foreign performance revenues. Adjustments to principal investment income (loss) also include the reclassification of earnings for the investments in NGP Management and its affiliates to the appropriate operating captions for the segment results, and the exclusion of charges associated with the investment in NGP Management and its affiliates that are excluded from the segment results. 39